FIRST SUPPLEMENTAL INDENTURE


          The undersigned are executing and delivering this First Supplemental Indenture pursuant to Section 4.13 of the Indenture, dated as of July 6, 1999, as supplemented (the "Indenture"), among Berry Plastics Corporation, BPC Holding Corporation, Berry Iowa Corporation, Berry Tri-Plas Corporation, Berry Sterling Corporation, AeroCon, Inc., PackerWare Corporation, Berry Plastics Design Corporation, Venture Packaging, Inc., Venture Packaging Southeast, Inc., Venture Packaging Midwest, Inc., NIM Holdings Limited, Berry Plastics U.K. Limited (f/k/a Norwich Injection Moulders Limited), Norwich Acquisition Limited, Knight Plastics, Inc., CPI Holding Corporation, Cardinal Packaging, Inc., Berry Plastics Acquisition Corporation II (f/k/a Berry Plastics Acquisition Corporation) and United States Trust Company of New York, as trustee (the "Trustee"). Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

          By executing and delivering to the Trustee this First
Supplemental Indenture, each of Berry Plastics Acquisition Corporation III, a Delaware corporation, and Poly-Seal Corporation, a Delaware corporation (collectively, the "New Guarantors"), hereby becomes a "Guarantor" under the Indenture and hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Indenture in the same manner as if it were an original signatory to such agreement.

          Each of the New Guarantors hereby unconditionally guarantees that (i) the principal of and interest on the Notes will be paid in full when due, whether at the maturity or interest payment or mandatory redemption date, by acceleration, call for redemption or otherwise, and interest on the overdue principal of and interest, if any, on the Notes and all other obligations of the Company to the Holders or the Trustee under the Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms of the Indenture and the Notes and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise.

          The obligations of each of the undersigned to each Holder and to the Trustee pursuant hereto are as expressly set forth in Article 10 of the Indenture which terms are incorporated herein by reference.

          This is a continuing guarantee and shall remain in full force and effect and shall be binding upon each of the undersigned and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a guarantee of payment and not a guarantee of collection.

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          Each of the Company and the Guarantors (hereinafter,
collectively, the "Obligors") hereby agrees that all judicial proceedings brought against it arising out of or relating to the Indenture, or any obligations hereunder, may be brought in any State or Federal Court of competent jurisdiction in the State, County and City of New York in the United States of America. By executing and delivering this First Supplemental Indenture, each of the Obligors hereby irrevocably: (i) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts, (ii) waives any defense of FORUM NON CONVENIENS;
(iii) designates and appoints Joseph S. Levy, or such other persons located in New York State selected by the Obligors from time to time, and agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by each of the Obligors to be effective and binding service in every respect (with a copy of any such process so served to be mailed by registered mail to each of the Obligors at its address provided that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process) and each of the Obligors hereby agrees that service of process sufficient for personal jurisdiction in any action in the State of New York may be made by registered or certified mail, return receipt requested, to it at its address and hereby acknowledges that such service shall be effective and binding in every respect; and nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right to bring proceedings against any of the Obligors in the courts of any other jurisdiction; and (iv) agrees that the provisions of this First Supplemental Indenture relating to jurisdiction and venue shall be binding and enforceable to the fullest extent permissible under New York General Obligations Law, Section 5-1402 or otherwise.

          Any and all payments to be made by any of the undersigned to the Trustee shall be made in U.S. Dollars. If, for the purpose of calculating the amount of any judgment in any court, it is necessary to convert into any other currency (the "Judgment Currency") an amount due in U.S. Dollars under the Indenture, then the conversion shall be made at the discretion of the Trustee, at the rate of exchange prevailing either on the date of default or on the day before the day on which the award or judgment is given (the "Conversion Date"). If there is a change in the rate of exchange prevailing between the Conversion Date and the date of actual payment of the amount due, the undersigned will pay such additional amounts (if any, but in any event, not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the rate of exchange prevailing on the date of payment will produce the amount then due in U.S. Dollars.

          This First Supplemental Indenture may be executed in counterparts. Each signed copy shall be an original, but all of them together represent the same agreement.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this First Supplemental Indenture as of the 9th day of May, 2000.


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   ATTEST:                                        BERRY PLASTICS ACQUISITION CORPORATION III


                                                   BY:  /S/ JAMES M. KRATOCHVIL
   By: /S/ MARTIN R. IMBLER                             James M. Kratochvil
                                                        Executive Vice President,
                                                        Chief Financial Officer,
   Martin R. Imbler                                     Treasurer and Secretary
   President and Chief
   Executive Officer
                                                   POLY-SEAL CORPORATION

                                                   By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


                                                   BERRY PLASTICS CORPORATION

                                                   By: /S/ JAMES M. KRATOCHVIL
                                                       James M. Kratochvil
                                                       Executive Vice President,
                                                       Chief Financial Officer,
                                                       Treasurer and Secretary


                                                   BPC HOLDING CORPORATION


                                                   By: /S/ JAMES M. KRATOCHVIL
                                                       James M. Kratochvil
                                                       Executive Vice President,
                                                       Chief Financial Officer,
                                                       Treasurer and Secretary


                                                  BERRY IOWA CORPORATION


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


                                                  BERRY TRI-PLAS CORPORATION


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


                                                   BERRY STERLING CORPORATION


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


                                                  AEROCON, INC.


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


                                                      PACKERWARE CORPORATION


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


                                                   BERRY PLASTICS DESIGN CORPORATION


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


                                                   VENTURE PACKAGING, INC.


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


                                                   VENTURE PACKAGING SOUTHEAST, INC.


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


                                                   VENTURE PACKAGING MIDWEST, INC.


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary

                                                  NIM HOLDINGS LIMITED


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Director


                                                   BERRY PLASTICS U.K. LIMITED


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Director


                                                   NORWICH ACQUISITION LIMITED


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Director


                                                  KNIGHT PLASTICS, INC.


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


                                                   CPI HOLDING CORPORATION


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary

                                                   CARDINAL PACKAGING, INC.


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


                                                  BERRY PLASTICS ACQUISITION CORPORATION II (F/K/A
                                               BERRY PLASTICS ACQUISITION CORPORATION)


                                                  By: /S/ JAMES M. KRATOCHVIL
                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary
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
                                                  UNITED STATES TRUST COMPANY OF NEW YORK, AS
                                               TRUSTEE


                                                  By:    /S/ CYNTHIA CHANEY
                                                      Name:  Cynthia Chaney
                                           Title:  Assistant Vice President
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